Memorandum items	12 Months Ended
Dec. 31, 2019
Off-balance-sheet exposures
Memorandum items
Memorandum items
Memorandum items relates to balances representing rights, obligations and other legal situations that in the future may have an impact on net assets, as well as any other balances needed to reflect all transactions performed by the consolidated entities although they may not impinge on their net assets.
Contingent liabilities includes all transactions under which an entity guarantees the obligations of a third party and which result from financial guarantees granted by the entity or from other types of contract. The detail is as follows:

	2019	2018	2017
Loans commitment granted	241,179	218,083	207,671
Of which doubtful	352	298	81
Financial guarantees granted	13,650	11,723	14,499
Of which doubtful	154	181	254
Financial guarantees	13,619	11,557	14,287
Credit derivatives sold	31	166	212
Other commitments granted	68,895	74,389	64,917
Of which doubtful	747	983	992
Technical guarantees	33,890	35,154	30,273
Other	35,005	39,235	34,644

The breakdown as at 31 December 2019 of the exposures and the provision fund (see note 25) out of balance sheet by impairment stage under IFRS 9 is EUR 316,116 million and EUR 417 million (EUR 297,409 million and EUR 382 million in 2018) in stage 1, EUR 6,355 million and EUR 145 million (EUR 5,324 million and EUR 132 million in 2018) in stage 2 and EUR 1,253 million and EUR 177 million (EUR 1,462 million and EUR 265 million in 2018) in stage 3, respectively.
Additionally, the Group had provisions for guarantees and commitments granted for an amount of EUR 617 million and a doubtful exposure amounting to EUR 1,327 million, as at 31 December 2017.
A significant portion of these guarantees will expire without any payment obligation materialising for the consolidated entities and, therefore, the aggregate balance of these commitments cannot be considered as an actual future need for financing or liquidity to be provided by the Group to third parties.
Income from guarantee instruments is recognised under Fee and commission income in the consolidated income statements and is calculated by applying the rate established in the related contract to the nominal amount of the guarantee.
i. Loan commitments granted
Loan commitments granted: firm commitments of grating of credit under predefined terms and conditions, except for those that comply with the definition of derivatives as these can be settled in cash or through the delivery of issuance of another financial instrument. They include stand-by credit lines and long-term deposits.
ii. Financial guarantees granted
Financial guarantees includes, inter alia, financial guarantee contracts such as financial bank guarantees, credit derivatives sold, and risks arising from derivatives arranged for the account of third parties.
iii. Other commitments granted
Other contingent liabilities include all commitments that could give rise to the recognition of financial assets not included in the above items, such as technical guarantees and guarantees for the import and export of goods and services.
b) Memorandum items
i. Off-balance-sheet funds under management
The detail of off-balance-sheet funds managed by the Group and by joint ventures is as follows:

Million euros
	2019	2018	2017
Investment funds	142,988	127,564	135,749
Pension funds	11,843	11,160	11,566
Assets under management	22,079	19,131	19,259
	176,910	157,855	166,574

ii. Non-managed marketed funds
At 31 December 2019 there are non-managed marketed funds totalling EUR 49,490 million (31 December 2018: EUR 42,211 million; 31 December 2017: EUR 41,398 million).
c) Third-party securities held in custody
At 31 December 2019 the Group held in custody debt securities and equity instruments totalling EUR 229,381 million (31 December 2018: EUR 940,650 million; 31 December 2017 EUR 997,061 million) entrusted to it by third parties. The decrease in 2019 is due to the agreement to sell the deposit and custody business to Crédit Agricole S.A. (see note 3).